                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/X/ Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/ / Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              CASH EQUIVALENT FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              CASH EQUIVALENT FUND
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

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

PRELIMINARY COPY --

IMPORTANT NEWS
FOR SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?
A. Kemper Corporation -- not your fund -- has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and non-life insurance, financial services and reinsurance. As part of the merger, your fund's investment manager, Kemper Financial Services, Inc. (KFS), will be sold to a subsidiary of Zurich. In order for KFS to serve as investment manager of your fund after the merger, it is necessary for your fund to approve a new investment management agreement.
     The following pages elaborate on Zurich, the proposed new investment management agreement and the fund board's evaluation of Zurich's plans for KFS. A vote is also being sought on the election of trustees to the Board of Trustees, the selection of independent auditors and, if applicable, a Rule 12b-1 plan* (the provisions of which are the same as in the current Rule 12b-1 plan).

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?
A. The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. Kemper Corporation's merger with Zurich is such a change of control and requires fund shareholder approval of a new investment management agreement with each fund. If applicable, approval of the Rule 12b-1 distribution plan with your fund is also required.

Q. WHAT HAPPENED WITH KEMPER CORPORATION'S INTENTION LAST YEAR TO MERGE WITH CONSECO, INC.?
A. The agreement was terminated by mutual consent of Kemper and Conseco.

Q.   HOW WILL THE KEMPER/ZURICH MERGER AFFECT ME AS A FUND
     SHAREHOLDER?
A. Your fund and your fund investment will not change. You will still own the same shares in the same fund.
     The terms of the new management agreement are the same as the current management agreement. If the new investment management agreement and Rule 12b-1 plan are approved, your fund shares will not change, the advisory fees charged to your fund will not change and, if applicable, the fee rate payable under your fund's 12b-1 plan will not change.
     Zurich has committed to provide all resources necessary to provide your fund with top quality investment management and shareholder services.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES (IF APPLICABLE)
     BE THE SAME?
A. Yes, the investment advisory and Rule 12b-1 fees paid by your fund will remain the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the board members of your fund, including the independent members, recommend that you vote "For" all the items on the enclosed ballot.

Q.   WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
     SOLICITATION?
A. Kemper Corporation and Zurich Insurance Company -- not your fund -- are paying all costs of the fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?
A.   Please call Kemper Shareholder Services at 1-800-231-8568.

* Rule 12b-1 of the Investment Company Act of 1940 specifies the terms that an investment company (mutual fund) must comply with when using fund assets to pay for the distribution of fund shares. Kemper Distributors, Inc., the principal underwriter and distributor for each fund, distributes, according to a Rule 12b-1 plan, the shares of each fund except ICT.

ABOUT THE BALLOT

                                                                                             For   Withhold      For All
[FUND NAME]                              1.   To elect the following as trustees:            All      All        Except
[ACCOUNT NUMBER]                                                                         / /     / /       / /
[SHARE COUNT]                                 01) David N. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway, 04)
                                              Robert B. Hoffman, 05) Donald R. Jones, 06) David B. Mathis, 07) Shirley
                                              D. Peterson, 08) Stephen B. Timbers, 09) William P. Sommers

                                              --------------------------------------------------------------------------
[ADDRESSEE AND ADDRESS]                       To withhold authority to vote on any individual nominees, print the number(s) on the line above.

                                          2.   Ratify or reject the selection of          For   Against   Abstain
                                                                                         / /     / /       / /
                                              Ernst & Young LLP as the Fund's
                                              independent auditors for the current
                                              fiscal year.

                                          3.  Approve or disapprove a new investment     / /     / /       / /
                                              management agreement Kemper Financial
                                              Services, Inc. or its successor on
                                              the same terms as the current agreement.

                                          4.  For CEF, TECMF and TNYNF only, approve     / /     / /       / /
                                              or disapprove a new Rule 12b-1 distribution
                                              plan on the same terms as the current
                                              plan.

                                              Signature(s) (All registered owners of accounts shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
- -------------------------------------------------------------------------------
Signature                                                           Date

X
- -------------------------------------------------------------------------------
Signature                                                           Date


PLEASE VOTE TODAY!



Because each fund must vote separately, you are being sent a ballot for each fund account that you have. Please vote all issues shown on each ballot that you receive.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On Item 1 (election of trustees), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your ballots in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

CASH EQUIVALENT FUND
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
INVESTORS CASH TRUST
TAX-EXEMPT NEW YORK MONEY MARKET FUND

120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-231-8568

                                                                    July 7, 1995

Dear Shareholder:

    As you read in the Questions and Answers (Q & A) on page 1, Kemper Corporation has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and non-life insurance, financial services and reinsurance. (More information about Zurich can be found inside the proxy statement.)

    We're sending this proxy statement to you because your vote is important to the planned Kemper merger. Your fund's investment manager, Kemper Financial Services, Inc. (KFS), is a subsidiary of Kemper Corporation. Because of the Zurich/Kemper merger, it is necessary for your fund to approve a new investment management agreement and, except for Investors Cash Trust, the adoption of a new Rule 12b-1 Plan.

    As you review these materials, please keep in mind that Kemper Corporation and KFS -- not your fund -- are being acquired by Zurich. If the new investment management agreement and Rule 12b-1 Plan are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE, AND, IF APPLICABLE, THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL NOT CHANGE. Further, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

    Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

    As always, we thank you for your confidence and support.

Sincerely,

[SIG]

Stephen B. Timbers
President

CASH EQUIVALENT FUND
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
INVESTORS CASH TRUST
TAX-EXEMPT NEW YORK MONEY MARKET FUND

120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-231-8568

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 19, 1995 AND PROXY STATEMENT
                                                                    July 7, 1995

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Funds (each a "Fund" and collectively the "Funds"):

     Cash Equivalent Fund ("CEF")
     Tax-Exempt California Money Market Fund ("TECMF")
     Investors Cash Trust ("ICT")
     Tax-Exempt New York Money Market Fund ("TNYMF")

The meeting will be held in Room 17L on the 17th Floor at the offices of the Funds, 120 South LaSalle Street, Chicago, Illinois on Tuesday, September 19, 1995 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. To elect nine (9) Trustees to the Board of Trustees.

     2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

     3. To approve or disapprove a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement.

     4. For CEF, TECMF and TNYMF only, to approve or disapprove a new Rule 12b-1 distribution plan with Kemper Distributors, Inc. or its successor ("KDI") on the same terms as the current plan.

The Board of Trustees of each Fund has selected the close of business on June
23, 1995 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.
- --------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Tuesday, September 19, 1995, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about July 7, 1995.

THE SERIES FUNDS. CEF and ICT are each a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

  The series of CEF are: Money Market Portfolio ("MMP"); Government Securities Portfolio ("GSP") and Tax Exempt Portfolio ("TEP").

  The series of ICT are: Government Securities Portfolio ("GSP") and Treasury Portfolio ("TP").

The shareholders of each Fund are being asked to vote on Items 1 through 3. The shareholders of CEF, TECMF and TNYMF are also being asked to vote on Item 4. On
Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series. On Item 3 (approval of new investment management agreement), TECMF and TNYMF will vote in the aggregate, while in the case of CEF and ICT, each series will vote separately. On Item 4 (approval of new Rule 12b-1 Plan) TECMF and TNYMF will vote in the aggregate, while in the case of CEF, each series will vote separately. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which Funds are solicited with respect to each
Item:

                   ITEM                      CEF    TECMF    ICT    TNYMF
- -------------------------------------------  ---    -----    ---    -----
  1. Elect Trustees........................  X       X       X       X
  2. Ratify Selection of Auditors..........  X       X       X       X
  3. Approval of New Investment Management
     Agreement.............................  X       X       X       X
  4. Approval of New Rule 12b-1 Plan.......  X       X               X

The Board of each Fund has fixed the close of business on June 23, 1995 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of May 31, 1995, shares of the Funds were issued and outstanding as follows:

                         FUND                     SHARES
          ----------------------------------  --------------
          CEF
            MMP.............................   3,447,316,397
            GSP.............................   1,670,448,454
            TEP.............................   1,028,913,314
          TECMF.............................      94,430,057
          ICT
            GSP.............................     196,964,976
            TP..............................      67,449,232
          TNYMF.............................      15,468,852

ITEM 1. ELECTION OF BOARD OF TRUSTEES

At the Meeting, nine (9) trustees are to be elected to constitute the Board of each Fund. Currently, the size of the ICT and TNYMF Boards is fixed at nine trustees with no vacancies; the size of the CEF and TECMF Boards is fixed at nine trustees, with seven positions filled and two vacancies.

ICT AND TNYMF. Messrs. Belin, Burnham, Dunaway, Hoffman, Jones and Sommers were last elected to each Board by shareholders at a special meeting held on
          , 1991. Mr. Mathis was appointed to each Board on March 11, 1995 to fill a vacancy, Mr. Timbers was appointed to each Board on January 23, 1992 and Ms. Peterson was appointed to each Board on June 15, 1995 each to fill a vacancy created by an expansion of the size of the Board. Messrs. Mathis and Timbers and Ms. Peterson are standing for election by shareholders for the first time at the Meeting.

CEF AND TECMF. Messrs. Belin, Burnham, Dunaway, Hoffman and Sommers were last
each Board by shareholders at a special meeting held on           , 1988. Mr.
Jones was appointed to each Board on July   , 1988 to fill a vacancy and Mr.
Timbers was appointed to each Board on January 23, 1992 to fill a vacancy created by an expansion of the size of the Board. Mr. Mathis and Ms. Peterson have been nominated to fill the current vacancies. Messrs. Jones, Mathis and Timbers and Ms. Peterson are standing for election by shareholders for the first time at the Meeting.

It is intended that the proxies will be voted for the election of the nominees described below. Each trustee so elected will serve as a trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"). Since the Funds do not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                       YEAR FIRST
         NAME (DATE OF BIRTH), PRINCIPAL                 BECAME
           OCCUPATION AND AFFILIATIONS                  A TRUSTEE
- --------------------------------------------------  -----------------
David W. Belin (6/20/28)                            19   -- CEF
  Member, Belin Harris Lamson McCormick, P.C.,      1987 -- TECMF
  Attorneys                                         19   -- ICT
                                                    1990 -- TNYMF

Lewis A. Burnham (1/8/33)                           19   -- CEF
  Partner, Business Resources Group; formerly,      1987 -- TECMF
  Executive Vice President, Anchor Glass Container  19   -- ICT
  Corporation                                       1990 -- TNYMF

Donald L. Dunaway (3/8/37)                          19   -- CEF
  Retired; formerly, Executive Vice President, A.   1987 -- TECMF
  O. Smith Corporation                              19   -- ICT
                                                    1990 -- TNYMF

Robert B. Hoffman (12/11/36)                        19   -- CEF
  Senior Vice President and Chief Financial         1987 -- TECMF
  Officer, Monsanto Company; formerly Vice          19   -- ICT
  President, FMC Corporation; prior thereto,        1990 -- TNYMF
  Director, Executive Vice President and Chief
  Financial Officer, Staley Continental, Inc.

Donald R. Jones (1/17/30)                           19   -- CEF
  Retired; Director, Motorola, Inc.; formerly,      19   -- TECMF
  Executive Vice President and Chief Financial      1987 -- ICT
  Officer, Motorola,Inc.                            1990 -- TNYMF

David B. Mathis* (4/13/38)                          1995 -- ICT
  Chairman, Chief Executive Officer and Director,   1995 -- TNYMF
  Kemper Corporation; Director, Kemper Financial
  Services, Inc. ("KFS"), Kemper Financial
  Companies, Inc. ("KFC"), several other Kemper
  Corporation subsidiaries and IMC Global Inc.

Shirley D. Peterson (9/3/41)                        1995 -- ICT
  President, Hood College; formerly, partner,       1995 -- TNYMF
  Steptoe & Johnson (attorneys) January,
  1993 - December, 1994; prior thereto,
  Commissioner, Internal Revenue Service,
  February, 1992 - January, 1993; prior thereto,
  Assistant Attorney General, U.S. Department of
  Justice.

                                                       YEAR FIRST
         NAME (DATE OF BIRTH), PRINCIPAL                 BECAME
           OCCUPATION AND AFFILIATIONS                  A TRUSTEE
- --------------------------------------------------  -----------------
William P. Sommers (7/22/33)                        19   -- CEF
  President and Chief Executive Officer, SRI        1987 -- TECMF
  International; formerly, Executive Vice           19   -- ICT
  President, Iameter; prior thereto, Senior Vice    1990 -- TNYMF
  President and Director, Booz, Allen & Hamilton,
  Inc. (Retired); Director, Rohr, Inc.; Director,
  Therapeutic Discovery Corp.; Director, Litton
  Industries.
Stephen B. Timbers* (8/8/44)                        1992 -- All Funds
  President, Chief Operating Officer, Funds Chief
  Investment Officer and Director, Kemper
  Corporation; Chairman, Chief Executive Officer,
  Chief Investment Officer and Director, KFS;
  Director, KFC, several other Kemper Corporation
  subsidiaries, Gillett Holdings, Inc. and LTV
  Corporation

- ---------------

* Interested persons of the Funds as defined in the Investment Company Act of 1940 ("1940 Act") because of their positions with KFS, the investment manager of the Funds.

All the nominees, except Messrs. Mathis and Timbers and Ms. Peterson, serve as board members of 21 Kemper Funds. Mr. Mathis serves as a board member of 28 Kemper Funds, Mr. Timbers serves as a board member and president of 31 Kemper Funds and Ms. Peterson serves as a board member of 18 Kemper Funds. Mr. Mathis has been nominated to serve as a board member of 31 Kemper Funds and Ms. Peterson has been nominated to serve as a board member of 21 Kemper Funds. A "Kemper Fund" is an investment company for which KFS serves as investment manager.

The Board of Trustees of each Fund has a nominating committee, the members of which are Messrs. Burnham, Jones and Sommers. It proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating committee met two times during each Fund's most recently completed fiscal year. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the applicable Fund.

Each Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones. The audit committee met three times during each Fund's most recently completed fiscal year except for CEF, which only met twice during the Fund's most recently completed fiscal year. The audit committee of each Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of that Fund assigns.

The Board of each Fund met eight times during the Fund's most recently completed fiscal year. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member that were held during that period.

Each Fund pays trustees who are not interested persons of such Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which KFS serves as investment manager. Trustees or officers who are "interested persons" receive no compensation from any Fund.

The table below shows, for each trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued by each Fund for its most recently completed fiscal year and the total compensation that Kemper Funds paid to each trustee during the calendar year 1994.

                                                                              TOTAL
                                                                           COMPENSATION
                                                                           KEMPER FUNDS
                                                                             PAID TO
       NAME OF TRUSTEE           CEF       TECMF       ICT       TNYMF     TRUSTEES(2)
- -----------------------------  --------   --------   --------   --------   ------------
David W. Belin(1)............                                                $112,200
Lewis A. Burham..............                                                $ 90,110
Donald L. Dunaway(1).........                                                $115,400
Robert B. Hoffman............                                                $ 87,400
Donald R. Jones..............                                                $ 94,300
William P. Sommers...........                                                $ 84,100

- ---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund -- Money Market Portfolio.

(2) Includes compensation for service on the boards of 23 Kemper Funds (including two Kemper Funds no longer in existence). Also includes amounts for new portfolios estimated as if they had existed at the beginning of the year. Ms. Peterson was first appointed to the Boards of ICT and TNYMF on June 15, 1995 (and is not a current trustee of CEF and TECMF); and therefore, is not included in the above table.

FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms as Fund officers indicated, is set forth below (other than information about Mr. Timbers, president of each Fund since 3/11/95, which is reflected above).

J. Patrick Beimford, Jr. (5/25/50), vice president of each Fund since 1/21/93, is executive vice president and director of fixed income investments of KFS.

Philip J. Collora (11/15/45), vice president of CEF, TNYMF and ICT since 3/2/90 and TECMF since 2/25/87, and secretary of each Fund since 3/2/95, is senior vice president and assistant secretary of KFS.

Jerome L. Duffy (6/29/36), treasurer of CEF since 8/9/85, treasurer of TECMF since 2/25/87, treasurer of ICT and TNYMF since 3/2/90, is senior vice president of KFS.

John E. Peters (11/4/47), vice president of each Fund since 1/14/94, is senior executive vice president of KFS and president of KDI.

Frank J. Rachwalski, Jr. (3/26/45), vice president of CEF since 1/27/83, vice president of TECMF since 5/12/87, vice president of ICT since 3/17/90 and vice president of TNYMF since 3/17/90, is senior vice president of KFS.

John W. Steube (1/07/49), vice president of CAT since 1/23/92, and vice president of CEF since 1/28/82, is vice president of KFS.

Elizabeth C. Werth (10/1/47), assistant secretary of each Fund since 3/17/90, is vice president and director of state registrations of KFS.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified

SHAREHOLDINGS

Listed below is the number of shares of each Fund owned beneficially by each trustee or nominee as of May 31, 1995. Also shown is the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each Fund or any series of CEF or ICT.

                                                                                                  TRUSTEES
                                                                                                     AND
                                                                                                  OFFICERS
                                                                                                    AS A
     FUND        BELIN   BURNHAM  DUNAWAY  HOFFMAN   JONES   MATHIS   PETERSON  SOMMERS  TIMBERS    GROUP
- --------------- -------  -------  -------  -------  -------  -------  --------  -------  -------  ---------
CEF............
 MMP...........   3,045        0    1,012        0        0        0         0       0         0
 GSP...........       0        0        0        0        0        0         0       0         0
 TEP...........  13,031        0        0        0        0        0         0       0         0
TECMF..........       0        0        0        0        0        0         0       0         0
ICT............
 GSP...........       0        0        0        0        0        0         0       0         0
 TP............       0        0        0        0        0        0         0       0         0
TNYMF..........       0        0        0        0        0        0         0   1,082         0

As of May 31, 1995, no person is known to the Funds to own beneficially more than five percent of the shares of any Fund (or any series thereof), except as indicated below:

                                                                          NUMBER
                                                                            OF           % OF
          FUND                          NAME AND ADDRESS                  SHARES        SERIES
- ------------------------    ----------------------------------------    -----------     ------
Cash Equivalent Fund        Special Custody Account for the             243,516,954      (7.06%)
  -- Money Market             Exclusive Benefit of Customers of
     Portfolio                Hilliard Lyons
                            5th Fl.
                            4th Ave. & Muhammed Ali Blvd.
                            Louisville, KY 40202
                            Roney & Co.                                 173,681,765      (5.04%)
                            One Griswold
                            Detroit, MI 48226-5102
  -- Tax Exempt             Special Custody Account for the              94,397,335       9.17
     Portfolio                Exclusive Benefit of Customers of
                              Hilliard Lyons
                            4th Ave. & Muhammed Ali Blvd.
                            Louisville, KY 40202
                            J.B. Hanauer & Company                       58,698,597        5.7
                            Gatehall Corporate Center
                            4 Gatehall Drive
                            Parsippany, NJ 07054
Investors Cash Trust        Clark County Nevada Treasurer               112,000,000      56.86
  -- Government             225 Bridger Avenue
     Securities             Las Vegas, NV 89101
     Portfolio
                            Spring Branch ISD                            22,598,100      11.47
                              General Concentration
                            955 Campbell Road
                            Houston, TX 77024
                            Cook County Illinois Construction Fund       12,473,126       6.33
                            118 N. Clark Street, Rm. 500
                            Chicago, IL 60602
  -- Treasury Portfolio     Clark County Nevada Treasurer                22,232,217      32.96
                            225 Bridger Avenue
                            Las Vegas, NV 89101
                            Federated Rural Electric Ins. Co.             9,640,427      14.29
                            P.O. Box 15147
                            Lenexa, KS 66285
                            First of America-Michigan                     7,602,667      11.27
                            P.O. Box 4042
                            Kalamazoo, MI 49003
                            Wharton County General Fund                   5,271,580       7.82
                            100 S. Fulton
                            Box 606
                            Wharton, TX 77488
                            Angelina County General Fund                  3,888,267       5.76
                            P.O. Box 908
                            Lufkin, TX 75901

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Fund's Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Kemper Financial Services, Inc. ("KFS") is the investment adviser and manager for each Fund. The indirect parent of KFS, which is Kemper Corporation ("Kemper"), has entered into an Agreement and Plan of Merger dated as of May 15, 1995 (the "Merger Agreement"), with Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda" and, together with IP, "Insurance Partners") and ZIP Acquisition Corp. ("ZIP"), whereby ZIP will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, Kemper has agreed to sell KFS to KFS Acquisition Corp. ("New KFS"), a wholly-owned, indirect subsidiary of Zurich, by merging KFS into New KFS, and with New KFS continuing as the surviving corporation (the "KFS Sale"). Upon consummation of the KFS Sale, it is anticipated that New KFS will change its name to "Kemper Financial Services, Inc." The terms of the KFS Sale are set forth in a separate Agreement and Plan of Merger among Kemper, KFS, KFC and New KFS dated May 15, 1995 (the "KFS Merger Agreement"). It is currently contemplated that the KFS Sale will occur immediately before or immediately after the Kemper merger, although it is possible that the KFS sale could be deferred until a later date. (The Kemper merger and related KFS Sale are hereinafter referred to together as the "Merger").

Consummation of the Merger would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with KFS. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment management agreement between each Fund and KFS or its successor ("management agreement") is being proposed for approval by shareholders of each Fund. A copy of the form of the new management agreement is attached hereto as Exhibit A. THE NEW MANAGEMENT AGREEMENT FOR EACH FUND IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund met on May 5, 1995, May 31, 1995 and June 15, 1995 to consider the Merger and its anticipated effects upon KFS and the investment management and other services provided to the Funds by KFS and its affiliates. On June 15, 1995 the Board of each Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

Each current and new management agreement provides that the Fund's investment manager will act as investment adviser, manage the Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services and permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under each management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below are the annual management fee rates payable under the management agreement for each of the Funds, except ICT, which pays .15 of 1%. The investment management fee and the expense limitation are computed for each Fund as follows: for TECMF and TNYMF based upon average daily net assets of the Fund; for ICT, based upon average daily net assets of each series of the Fund; for the MMP and GSP series of CEF, based upon average daily net assets of those series in the aggregate; and for the TEP series of CEF, which is subject to a separate agreement, based upon average daily net assets of that series, individually.

                 APPLICABLE ASSETS                   MANAGEMENT FEE
- ---------------------------------------------------  --------------
$0 - $500 million..................................     .22 of 1%
$500 million - $1 billion..........................     .20 of 1%
$1 billion - $2 billion............................    .175 of 1%
$2 billion - $3 billion............................     .16 of 1%
$3 billion and over................................     .15 of 1%

Exhibit D reflects the management fees paid by each Fund to KFS for the Fund's most recently completed fiscal year.

With respect to ICT, TECMF and TNYMF, each management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee of KFS, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. For ICT and TECMF, the Funds believe that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. For TNYMF, the Funds believe there is no applicable state expense limitation. KFS has agreed to temporarily waive fees and absorb expenses for TNYMF and ICT in addition to the limitations described above.

With respect to CEF, the management agreement provides that KFS will reimburse the Fund should operating expenses of the Fund exceed on an annual basis for the MMP and GSP series, in the aggregate, .90 of 1% of the first $500 million; .80 of 1% of the next $500 million; .75 of 1% of the next $1 billion and .70 of 1% thereafter and for the TEP series 1.5% of the first $30 million of average daily net assets and 1% thereafter. For this purpose, operating expenses include the investment management fee of KFS but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees.

The amounts of waived fees and absorbed expenses for the Funds' most recently completed fiscal year are included in Exhibit D.

Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

The new management agreement for each Fund will be dated as of the date of the consummation of the Kemper merger. The Kemper merger is expected to occur in the fourth quarter of 1995, but in no event later than February 28, 1996. The new management agreement will continue in effect for an initial term ending on the date that the current management agreement had previously been continued to prior to the Kemper merger and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board, and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

KFS has acted as investment adviser and manager for each Fund since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each Fund, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.

            COMMENCEMENT                   APPROVAL OF CURRENT         CURRENT
                 OF        DATE OF             AGREEMENT BY           AGREEMENT
             INVESTMENT    CURRENT     ----------------------------  CONTINUED BY
   FUND      OPERATIONS   AGREEMENT    TRUSTEES  SHAREHOLDERS(A)(D)  TRUSTEES TO
- ----------- ------------  ---------    --------  ------------------  ------------
CEF
 MMP.......   03/16/79     12/01/86    09/09/94       11/04/86         12/01/95
 GSP.......   03/16/79     12/01/86    09/09/94       11/04/86         12/01/95
 TEP.......   07/09/82(b)  10/14/88    09/09/94       10/10/88         12/01/95
TECMF......   06/02/87     06/01/87    09/09/94       06/21/88         12/01/95
ICT
 GSP.......   09/27/90     10/01/91(c) 09/09/94       09/25/91         12/01/95
 TP........   12/17/91     10/01/91(c) 09/09/94       11/24/92         12/01/95
TNYMF......   12/13/90     10/18/90    09/09/94       12/19/91         12/01/95

- ---------------

(a) The purpose of the last submission to shareholders was: for the MMP and GSP series of CEF and the GSP series of ICT, to approve an amendment to the current management agreement; for TECMF, the TP series of ICT and TNYMF, to approve continuation of the current management agreement; and for the TEP series of CEF, to approve continuation of the current management agreement in connection with its reorganization as the successor to Tax-Exempt Money Market Fund.

(b) As successor to Tax-Exempt Money Market Fund.

(c) Agreement amended 12/01/93 to lower management fee.

(d) On September 9, 1994, the Boards approved new investment management agreements with KFS in anticipation of the termination of the current agreements because of a proposed merger involving Kemper and Conseco, Inc. (the "Conseco/Kemper Merger"). As with the Merger, consummation of the Conseco/Kemper Merger would have constituted an "assignment" and, therefore, a termination of each management agreement. In anticipation of the Conseco/Kemper Merger and in order to assure that KFS could continue to serve as investment manager to the Funds, new agreements were approved by the Boards and submitted to shareholders for approval. By agreement of Kemper and Conseco, Inc., the Conseco/Kemper Merger did not occur and, therefore, the new agreements were not voted upon by shareholders.

INFORMATION CONCERNING ZURICH AND THE MERGER

The following information concerning Zurich and the Merger has been provided to the Funds by Zurich.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of the Zurich Insurance Group. Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, while having branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions. IP and IP Bermuda are parallel investment partnerships established to participate jointly in acquisitions, recapitalizations, demutualizations and other structured transactions in the insurance industry. (IP and IP Bermuda are together referred to as "Insurance Partners"). Insurance Partners was formed by Centre Reinsurance Holdings Limited (a subsidiary of Zurich), Keystone, Inc. (formerly the Robert M. Bass Group, Inc.) and The Chase Manhattan Corporation. IP is located at 201 Main Street, Fort Worth, TX 76102 and IP Bermuda is located at 41 Cedar Avenue, Hamilton HM-EX, Bermuda. ZIP is a newly-formed majority-owned subsidiary of Zurich. ZIP is approximately 80% owned by Zurich Holding Company of America, Inc. (which, in turn, is a wholly-owned subsidiary of Zurich) and 13.274% and 6.726% owned by IP and IP Bermuda, respectively. ZIP is located at 1400 American Lane, Schaumburg, IL 60196. New KFS is a newly-formed wholly-owned subsidiary of Zurich Holding Company of America, Inc. Prior to consummation of the Merger, New KFS will be registered as an investment adviser under the Investment Advisers Act of 1940. New KFS, a Delaware corporation, and Zurich Holding Company of America, Inc., a Delaware corporation, are both located at 1400 American Lane, Schaumburg, IL 60196.

Under the Merger Agreement, ZIP will merge with and into Kemper, with Kemper as the surviving corporation. Each share of Kemper common stock will be converted in the Kemper merger into the right to receive $49.50 cash, for an aggregate acquisition price of approximately $2.1 billion. The closing of the Kemper merger will take place on the third business day after all the closing conditions are satisfied. It is expected that the Kemper merger will close in the fourth quarter of 1995. However, ZIP may elect to delay the closing of the Kemper merger to a later date (not later than January 4, 1996). It is currently contemplated that contemporaneously with the Kemper merger closing (either immediately before or immediately after) Kemper will sell KFS to Zurich by merging KFS with and into New KFS. It is possible, however, that the Kemper merger could be consummated, but that the KFS Sale could be deferred until a later date (not later than January 4, 1996). Immediately prior to the KFS Sale, KFS will cause those of its wholly-owned subsidiaries designated by Zurich to be merged with and into, direct or indirect, wholly-owned subsidiaries of New KFS. Upon consummation of the KFS Sale, it is anticipated that New KFS will change its name to "Kemper Financial Services, Inc." The consideration for the KFS Sale is $900 million although, at the election of Zurich, it may be increased to $1 billion.

It is further contemplated that prior to the Merger: (1) an employee stock ownership plan will acquire from KFC approximately 55% of the voting common stock of a new corporation ("Newco") formed to acquire Kemper's securities brokerage segment, principally Kemper Securities, Inc. ("KSI"); (2) non-voting common stock representing an approximately 1% equity interest in Newco will be distributed to the management of KSI and; (3) the balance of Newco's voting common stock will be distributed to the holders of Kemper common stock (the "KSI ESOP Sale").

It is further contemplated that prior to the Merger: (1) KFS will attempt to sell State Street Boston Corporation stock owned by KFS (estimated value of $97
million as of                , 1995) and that the net cash proceeds from such
sale will be transferred from KFS to Kemper (if, upon consummation of the Merger, KFS has not sold all such State Street Boston Corporation stock, KFS will transfer any remaining such stock to Kemper); (2) KFS will transfer $50 million in cash to Kemper; (3) KFS will transfer to Kemper the proceeds of its sale of Supervised Services Company (approximately $23 million); and (4) at the written request of ZIP, KFS or any of its subsidiaries will dividend or otherwise transfer cash to Kemper in such amounts as ZIP may reasonably request.

To confirm and clarify certain contractual relationships between Kemper and Lumbermens Mutual Casualty Company ("Lumbermens") prior to, as a result of and following the Merger, Lumbermens, Zurich, Insurance Partners, ZIP, Kemper and KFS entered into a letter agreement dated May 15, 1995 (the "Lumbermens Agreement"). The Lumbermens Agreement, among other things, (1) permits the continued use of the "Kemper" name by Kemper and KFS (or its successor) and (2) obligates New KFS to reimburse Lumbermens for certain amounts that may be due to Lumbermens by Kemper, if Kemper has not paid such amounts. As of March 31, 1995, the total potential liability was $35.2 million.

The Lumbermens Agreement provides, to the extent permitted by law, that Lumbermens intends to continue to engage KFS (or its successor), or its subsidiaries, for at least three years to provide investment management services for not less than 80% of the investment assets of Lumbermens (excluding benefit plan assets held in trust) managed by KFS or its subsidiaries as of May 15, 1995. In connection therewith, the Lumbermens Agreement permits Lumbermens, and Lumbermens intends, contemporaneously with the KFS Sale to invest in New KFS an aggregate amount of up to $100 million or such lesser amount as is necessary to purchase (1) either 9.9% of the shares of common stock of New KFS or an amount of convertible preferred stock of New KFS that is convertible into

9.9% of the shares of New KFS and (2) pro rata with Zurich, all other equity and debt securities purchased from New KFS by Zurich. In the event of such investment, Lumbermens will receive representation on the Board of Directors of New KFS that is proportionate to Lumbermens' equity interest in New KFS; but in any event, at least one individual designated by Lumbermens will be elected to the Board of Directors of New KFS. It is currently contemplated that Lumbermens would designate Mr. David B. Mathis for election to the Board of Directors of New KFS (see "Other Information -- KFS"). The address of Lumbermens is: One Kemper Drive, Long Grove, Illinois 60049. If the percentage of Lumbermens' investment assets managed by New KFS drops below 50% of Lumbermens' investment assets (excluding benefit plan assets held in trust), then Zurich or New KFS may purchase Lumbermens investment in New KFS at fair market value. On the seventh anniversary of the closing of the KFS Sale, Lumbermens will have the right to demand that all its shares of New KFS be registered under the Securities Act of 1933.

Zurich has informed the Funds that as of May 31, 1995, no stockholder of Zurich, either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), is known to beneficially own more than 10% of the outstanding shares of Zurich's voting securities. KFS informed the Funds that, as of May 31, 1995, KFS shared power to vote and dispose of
       shares of Zurich (approximately   % of the shares outstanding), which
were held by various non-investment company clients of KFS.

The common stockholders of Kemper will be voting on the Kemper merger. The Merger is subject to various conditions such as governmental and insurance regulatory approvals and filings and consummation of the KSI ESOP sale. Neither the Kemper merger nor the KFS Sale is subject to financing, although each may involve financing. Zurich has guaranteed the obligations of ZIP and Insurance Partners to consummate the Kemper merger and has guaranteed the obligations of New KFS to consummate the KFS Sale.

It is a condition to the closing of the Merger that all directors and officers of Kemper and its subsidiaries (including KFS), whose resignations have been requested by ZIP, not less than ten days prior to the closing, shall have resigned or been removed from office, effective as of the closing. No such resignations have been requested nor are currently contemplated for KFS and its subsidiaries.

The Merger Agreement also provides as a condition to the closing of the Merger that the shareholders of registered investment companies for which Kemper or any subsidiary acts as investment adviser or sub-adviser (the "KFS Advised Funds") representing at least 90% of the total net assets of the KFS Advised Funds as of April 30, 1995 shall have approved the new management agreements (the "90% condition"). At that date, net assets of the KFS Advised Funds totalled approximately $ billion. If, for example, a "majority" (as defined under "Miscellaneous") of the shares of each of enough KFS Advised Funds to total at least $ billion (90% of $ billion) were voted to approve new management agreements, then the 90% condition would be satisfied. If the shareholders of a particular Fund do not approve the new management agreement, Kemper, Zurich and Insurance Partners nevertheless intend to proceed with the Merger

(assuming all conditions precedent have been satisfied or waived, including the 90% condition). In that event, the Board of such Fund would take such action as it deemed to be in the best interests of its shareholders, including, if necessary, seeking exemptive relief from the SEC so that KFS (or its successor) could provide investment management services to the Fund on an interim basis. If the Merger is not consummated for any reason, then the current management agreement with each Fund will continue.

BOARD OF TRUSTEES EVALUATION

On April 10, 1995, the Board of each Fund was informed that Kemper had entered into an agreement in principle with an investor group led by Zurich pursuant to which Kemper would be acquired by the investor group in a merger transaction and KFS would be sold. Thereafter, each Board was given Zurich financial reports and other information regarding Zurich. In addition, counsel to the Funds and the independent trustees prepared and distributed an analysis of the Boards' fiduciary obligations. At a special meeting on May 5, 1995, the trustees discussed the initial information provided about Zurich and reviewed their fiduciary obligations. Zurich senior management personnel, who were present by invitation, presented a review of matters including Zurich's history, strategy and general plans. There was extended discussion of, and questioning about, Zurich's plans for KFS and the Funds, some of which were to be addressed in definitive merger documents (which had not yet been executed). Each Board agreed at that time to hold another special meeting for further consideration of the Merger and its effect on the Funds. Prior to that meeting, and from time to time thereafter, each Board received a variety of materials concerning Zurich and the Merger. The definitive merger documents were signed on May 15, 1995 and the special Board meeting was held on May 31, 1995. There was further discussion of, and questioning about, the terms of the Merger and Zurich's plans for New KFS and the Funds, including the financial aspects of the Merger and proforma financial statements of New KFS. As a result of their investigation and consideration of the Merger and the new management agreements, at its meeting on June 15, 1995, the Board of each Fund voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, each Board used outside assistance in its analysis of financial and other aspects of the Merger to help evaluate the potential effects upon KFS and the Funds. Throughout the review process the independent trustees of each Board had the assistance of legal counsel.

Each Board obtained from KFS and Zurich information regarding the respective organizations, the Merger, and the future plans of the parties. Included in the information furnished to and discussed with the Boards were financial statements and other representations of financial condition of Zurich and certain of its subsidiaries, independent reports and analyses regarding Zurich and pro forma financial statements of New KFS giving effect to the Merger. The New KFS pro forma financial statements reflected anticipated borrowings by New KFS of $650 million, the sale of State Street Boston Corporation stock holdings and transfer of the proceeds thereof, the $50 million dividend to Kemper and the sale of Supervised Services Company and transfer of the proceeds thereof.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich, including the following:

- - Zurich looks upon New KFS as a core business in a core strategic market and expects it to be an important part of Zurich's global asset management strategy. With that focus, Zurich will devote to New KFS and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- - The Merger will not result in any change in any Fund's investment objectives or policies.

- - The Merger is not expected to result in any adverse change in the investment management or operations of the Funds, or the investment personnel managing such Funds; Zurich neither plans nor proposes at the present time to make any material change in the composition of senior management or personnel of KFS, except to fill certain open positions; and Zurich neither plans nor proposes to make any adverse change in the manner in which investment advisory services are rendered to each Fund.

- - Zurich is committed to the continuance, without interruption, of services of the type and quality currently provided by KFS and its subsidiaries, or superior thereto.

- - Zurich plans to maintain or enhance the KFS facilities and organization.

- - The KFS senior management and the Boards will be involved in decisions materially affecting the KFS organization as it relates to the Funds.

- - In order to retain and attract key personnel, Zurich intends for New KFS to maintain overall compensation and performance incentive policies and practices at market levels or better.

Zurich, Kemper and KFS assured each Board that they intend to comply with
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser. The Board of ICT and TNYMF presently consists of nine trustees, two of whom, Messrs. David B. Mathis and Stephen B. Timbers, are interested persons of KFS. The Board of CEF and TECMF presently consists of seven trustees, one of whom, Mr. Timbers, is an interested person of KFS. As proposed (see Item 1 -- "Election of Board of Trustees"), the Board of CEF and TECMF would consist of nine trustees, two of whom, Messrs. Mathis and Timbers, are interest persons of KFS. Accordingly, the composition of the Board of each Fund, currently, and as proposed, would be in compliance with this provision of Section 15(f)*. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich, Kemper and KFS are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Merger. Zurich, Kemper and KFS have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Merger. Zurich and Kemper have undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Merger, including the fees and expenses of legal counsel to the Funds and the independent trustees and for other outside assistance to help analyze the Merger from a financial perspective.

In connection with each Board's approval of the new management agreement, the Board considered that the terms of the Merger Agreement and the KFS Merger Agreement do not require any change in the Fund's investment objective or policies, the investment management or operation of the Fund, or the investment personnel managing the Fund. If, after the Merger, changes in New KFS are proposed that might materially affect its services to a Fund, the Fund's Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating each new management agreement, each Board took into account that the new management agreement for each Fund, including the terms relating to the services to be provided and the fees and expenses payable by such Fund, is on the same terms as the current management agreement. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by KFS; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; KFS profitability from managing the Funds; fall-out benefits to KFS from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of KFS; and the potential benefits to KFS and to the Funds and their shareholders of receiving research services from

- ---------------

* After consummation of the Merger and subject to compliance with Section 15(f), it is expected that a senior executive of Zurich will be proposed to be nominated to each Board.

broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Merger, the financial condition of Zurich and the pro forma financial statements of New KFS with the senior management of KFS and Zurich and among themselves. Zurich senior management personnel and representatives advised the Board that Zurich expects the operating cash flows from New KFS to be more than sufficient to service debt and pay for operating and other expenses. The Board also considered that Zurich is a large, well-established company with substantial resources and, as noted above, has undertaken to devote such resources as are necessary to provide each Fund with top quality services.

As a result of their investigation and consideration of the Merger and the new management agreements, at its meeting on June 15, 1995, the Board of each Fund voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW RULE 12B-1 DISTRIBUTION PLAN OF CEF, TECMF AND TNYMF ONLY

INTRODUCTION

Rule 12b-1 under the 1940 Act provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with Rule 12b-1. Pursuant to an administration, shareholder services and distribution agreement and, in the case of CEF, an underwriting agreement (collectively, "distribution agreement"), KDI serves as distributor, administrator and principal underwriter to CEF, TECMF and TNYMF to provide information and services for existing and potential shareholders. Since the distribution agreement provides for fees that are used by KDI to pay for distribution and administration services, the distribution agreement and the plan contained therein are approved and reviewed in accordance with Rule 12b-1.

Consummation of the Merger may constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Rule 12b-1 Plan. As required by the 1940 Act, each Fund's Rule 12b-1 Plan provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new Rule 12b-1 Plan is being submitted for shareholder approval of the shareholders of CEF, TECMF and TNYMF. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN, except that, in the case of CEF, the terms of the underwriting agreement are included in the new Rule 12b-1 Plan but not as a separate agreement as is currently the case. A form of the new Rule 12b-1 Plan for each of these Funds is attached hereto as Exhibit B. NO CHANGE IN FEES IS BEING PROPOSED.

On June 15, 1995, the Board of each Fund, including a majority of the "non-interested" trustees, voted to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the shareholders of each Fund at the Meeting, along with a recommendation that the shareholders approve such Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a Fund (or series thereof), it will become effective for that Fund (or series thereof) and will replace the current Rule 12b-1 Plan upon consummation of the Merger. If the shareholders of a Fund (or series thereof) do not approve the new Rule 12b-1 Plan, the Board of that Fund would consider appropriate action.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit B and this summary is qualified in its entirety by reference to Exhibit B. THE TERMS OF THE NEW RULE 12B-1 PLAN DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12B-1 PLAN for CEF, TECMF and TNYMF.

Before February 1, 1995, KFS served as each Fund's principal underwriter. On February 1, 1995, KFS assigned and transferred to KDI, and KDI assumed, all of the rights, interests, liabilities, duties and obligations of KFS under the distribution agreement with each Fund (which agreement also constitutes the Fund's Rule 12b-1 Plan). Such assignment and assumption did not constitute an "assignment" under the 1940 Act, since there was no change of control because KDI is a wholly-owned subsidiary of KFS.

Under each Fund's new Rule 12b-1 Plan, KDI shall appoint various financial services firms, such as broker-dealers or banks, to provide cash management services for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. For its services under the distribution agreement, KDI receives annual fees as a percentage of average daily net assets, payable monthly, at the rates shown below. The fees are accrued daily as an expense of the Funds.

                          FUND                             FEE RATE
- ---------------------------------------------------------  ---------
CEF -- MMP and GSP.......................................  .38 of 1%
CEF -- TEP...............................................  .33 of 1%
TECMF....................................................  .33 of 1%
TNYMF....................................................  .50 of 1%

KDI has related services agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. KDI also has services agreements with banking firms to provide such services, except for certain underwriting or distribution services which the banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Funds. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. KDI normally pays such firms at annual rates shown below for the accounts of the Funds that the firms maintain and service. KDI may in its discretion pay certain firms additional amounts. KDI may elect to keep a portion of the total distribution fee to compensate itself for functions performed for the Funds or to pay for sales materials or other promotional activities.

                                                 RATES OF PAYMENTS TO
                     FUND                                FIRMS
- ----------------------------------------------  -----------------------
CEF
  MMP.........................................  .15 of 1% to .40 of 1%
  GSP.........................................  .15 of 1% to .40 of 1%
  TEP.........................................  .15 of 1% to .33 of 1%
TECMF.........................................  .15 of 1% to .33 of 1%
TNYMF.........................................  .50 of 1%

The table below shows, for each Fund, the date the Rule 12b-1 Plan was adopted, the date of the last amendment (if any), the date last approved by the trustees and the date to which it continues.

                                    DATE      APPROVED             DATE
              FUND                ADOPTED    BY TRUSTEES       CONTINUES TO
- --------------------------------  --------   -----------       ------------
CEF
  MMP...........................                9/9/94(a)(b)
  GSP...........................                9/9/94(a)(b)
  TEP...........................                9/9/94(a)(b)
TECME...........................                9/9/94(a)(b)
TNYMF...........................                9/9/94(a)(b)

- ---------------

(a) Trustee approval of continuation of Rule 12b-1 Plan with KFS. Assignment of Rule 12b-1 Plan from KFS to KDI was approved by trustees on December 8, 1994.

(b) On September 9, 1994, the Boards approved new Rule 12b-1 Plans with KFS in anticipation of the termination of the current Rule 12b-1 Plans because of a proposed merger involving Kemper and Conseco, Inc. (the "Conseco/Kemper Merger"). As with the Merger, consummation of the Conseco/Kemper Merger would have constituted an "assignment" and, therefore, a termination of each Rule 12b-1 Plan. In anticipation of the Conseco/Kemper Merger, new 12b-1 Plans were approved by the Boards and submitted to shareholders for approval. By agreement of Kemper and Conseco, Inc., the Conseco/Kemper Merger did not occur and, therefore, the new 12b-1 Plans were not voted upon by shareholders.

As principal underwriter for the Funds, KDI acts as agent of the Funds in the sale of their shares. KDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Since the fees payable to KDI under the distribution agreement are based upon percentages of the average daily net assets as provided above and not upon the actual expenditures of KDI, the expenses of KDI, which may include overhead expense, may be more or less than the fees received by it under the distribution agreement. If the distribution agreement is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the distribution agreement will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the distribution agreement, if for any reason the distribution agreement is terminated in accordance with its terms. Future fees under the distribution agreement may or may not be sufficient to reimburse KDI for its cumulative expenses incurred. Shown below are the amounts that each Fund paid to KFS (and KDI as its successor) under the distribution agreement.

                                                FISCAL
                                                 YEAR      12B-1 FEES
                     FUND                         END     PAID BY FUND
- ----------------------------------------------  -------   ------------
CEF
  MMP.........................................  7/31/94   $ 13,430,000
  GSP.........................................  7/31/94   $  8,053,000
  TEP.........................................  7/31/94   $  4,354,000
TECMF.........................................  9/30/94   $
TNYMF.........................................  3/31/95   $

The new Rule 12b-1 Plan will continue in effect for an initial term ending on the date that the current Rule 12b-1 Plan had previously been continued to prior to the Kemper merger and may continue thereafter from year to year for a Fund (or series thereof) if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that Fund (or series thereof), as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, KDI will prepare reports to the Board of a Fund on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

In approving the new Rule 12b-1 Plan, the Board of each Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would
(i) enable investors to continue to receive cash management and other services from the financial services firm through which the investor purchased shares of the Fund and to attract new investors and assets to the Funds to the benefit of each Fund and its shareholders; (ii) facilitate distribution of each Fund's shares; (iii) help maintain the competitive position of each Fund; and (iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board of each Fund voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

OTHER INFORMATION

KFS

KFS is a wholly owned subsidiary of Kemper Financial Companies, Inc., ("KFC"), a financial services holding company. Kemper, an insurance and financial services holding company, owns more than 99% of the voting securities of KFC. The address of KFS is 120 South LaSalle Street, Chicago, Illinois 60603. The address of KFC and Kemper is One Kemper Drive, Long Grove, Illinois 60049.

Since June 30, 1993, no trustee or nominee for election as a trustee of any Fund purchased or sold securities, or as of May 31, 1995, beneficially owned in the aggregate, more than 1% of the outstanding securities of KFC, Kemper or Zurich. As of May 31, 1995, none of the non-interested trustees, or non-interested nominees, beneficially owned any securities of KFC, Kemper or Zurich.

The investment companies to which KFS renders investment management services, and the related management fees, are identified in Exhibit C.

The names, addresses and principal occupations of the principal executive officer and the directors of KFS are as follows:

       NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ------------------------------ --------------------------------------------
James R. Boris, Director       Chairman and Chief Executive Officer, Kemper
77 West Wacker Drive           Securities, Inc. and Executive Vice
Chicago, Illinois 60601        President, Kemper
David B. Mathis, Director      Chairman and Chief Executive Officer, Kemper
One Kemper Drive
Long Grove, Illinois 60049
John E. Neal, Director         President and Chief Operating Officer, KFS
120 South LaSalle Street
Chicago, Illinois 60603
John E. Peters, Director       Senior Executive Vice President, KFS
120 South LaSalle Street
Chicago, Illinois 60603
Stephen B. Timbers, Chairman,  President and Chief Operating Officer,
Chief Executive Officer and    Kemper; Chairman, Chief Executive Officer
Director                       and Chief Investment Officers, KFS
120 South LaSalle Street
Chicago, Illinois 60603

Upon consummation of the Merger, it is expected that Messrs. Mathis, Neal, Peters and Timbers and one or more senior executive officers of Zurich will become directors of New KFS.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as sub-custodian, have custody of all securities and cash of each Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also each Fund's transfer agent and dividend-paying agent. Prior to February 1, 1995, IFTC was owned equally by KFS and DST Systems, Inc., a company that is not
affiliated with KFS. On                      , 1995, KFS and DST Systems, Inc.
sold IFTC to State Street Boston Corporation. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of KFS, serves as "Shareholder Service Agent."

IFTC receives an annual fee as custodian for each Fund, payable monthly, on a graduated basis ranging from $.40 to $.05 per $1,000 of average monthly net assets of the Fund plus certain transaction charges and out-of-pocket expense reimbursement. (The effective custodian fee rate is based upon the average net assets of all Kemper Mutual Funds of the money market type for which IFTC serves as custodian.) IFTC receives as transfer agent, and pays to KSVC, annual account fees of a maximum of $13 plus out-of-pocket expense reimbursement. Kemper Clearing Corp. ("KCC"), an affiliate of KFS, pursuant to an agreement with KSVC, performs bookkeeping, data processing and shareholder services for KCC clients who are shareholders of CEF, TNYMF and TECMF.

For the most recently completed fiscal year the Funds incurred custodian and transfer agent fees to IFTC and IFTC remitted shareholder service fees to KSVC as set forth in Exhibit D. It is anticipated that KSVC (or its successor) will continue to provide transfer agent services after consummation of the Merger. It is anticipated that KCC (or its successor) will continue to provide bookkeeping, data processing and shareholder services after consummation of the Merger.

ADMINISTRATOR -- ICT ONLY. Pursuant to an administrative services agreement ("administrative agreement"), KDI provides information and administrative services for shareholders. Before February 1, 1995, KFS served as ICT's administrator. The administrative agreement provides that KDI shall appoint various financial services firms ("firms"), such as broker-dealers and banks, to provide administrative services for their customers or clients who are shareholders of the Fund. The firms are to provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to Fund shareholders. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

KDI has related services agreements with various firms to provide administrative services for Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services that the banks may be prohibited from providing for their clients who wish to invest in the Fund. KDI also may provide some of the above services for the Fund.

The Fund has agreed to pay KDI an annual administrative services fee under the administrative agreement, payable monthly, of .10% of average daily net assets of each series of the Fund. KDI may elect to keep a portion of the total administrative fee to compensate itself for administrative functions performed for the Fund. KDI normally pays firms a monthly service fee at an annual rate that ranges between .05% and .10% of average net assets of those Fund accounts that they maintain and service. Before February 1, 1995, KFS served as ICT's administrator. The administrative services fees paid by ICT to KFS (and KDI as its successor) for the most recently completed fiscal year are set forth in Exhibit D. It is anticipated that KDI (or its successor) will continue to provide administrative services after consummation of the Merger.

UNDERWRITER -- ICT ONLY. KDI is the principal underwriter for the Fund and acts as agent of the Fund in the sale of its shares. Before February 1, 1995, KFS served as ICT's underwriter. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. It is anticipated that KDI (or its successor) will continue to serve as ICT's underwriter after consummation of the Merger.

ALLOCATION OF PORTFOLIO TRANSACTIONS. KFS is the investment manager for the Funds and KFS and its affiliates also furnish investment management services to other clients including the KFS Advised Funds, Kemper and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for one or more Fund and for one or more of the other clients advised by KFS. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price of such transactions.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better execution for the Fund in some cases. The Board of each Fund believes that the benefits of KFS' organization outweigh any limitations that may arise from simultaneous transactions.

KFS, in effecting purchases and sales of portfolio securities for the account of a Fund, implements the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and KFS. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of KFS and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that provide market, statistical and other research information to the Fund and KFS. KFS is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services. The Fund may purchase instruments issued by banks that are receiving service payments or commissions; however, no preferences will be given in making such portfolio purchases. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.

No Fund paid any brokerage commissions during its most recently completed fiscal year.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Kemper and Zurich, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of KFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Kemper and Zurich may retain a firm to solicit proxies on behalf of each Fund's Board and the boards of the other KFS Advised Funds, the fee for which will be borne by Kemper and Zurich. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603 OR BY CALLING 1-800-231-8568.

PROPOSALS OF SHAREHOLDERS

As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of Trustees of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that Fund at the Meeting.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for such Fund and FOR Items 2, 3 and 4 (Item 4 does not apply to ICT.) Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of each Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) and Item 4 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

On Items 1 and 2, each Fund will vote in the aggregate and not by series. On
Item 3, TECMF and TNYMF will vote in aggregate, while in the case of CET and ICT, each series will vote separately. On Item 4, TECMF and TNYMF will vote in aggregate, while in the case of CET, each series will vote separately.

The Declaration of Trust of each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3 and 4 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this        day of             , 199 , by and between
                        , a Massachusetts business trust (the "Fund"), and KEMPER FINANCIAL SERVICES, INC., a Delaware corporation (the "Adviser").

WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of which are registered under the Securities Act of 1933;

WHEREAS, the Fund is authorized to issue Shares in separate series or portfolios with each representing the interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund desires at this time to retain the Adviser to render investment advisory and management services to the portfolio[s] of the Fund
known as the                (the "Initial Portfolio[s]"), and the Adviser is
willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for the Initial Portfolio[s] and other Portfolios hereunder and to manage the investment and reinvestment of the assets of such Portfolios in accordance with the applicable investment objectives and policies and limitations, and to administer the affairs of such Portfolios to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that the Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that the Fund establishes one or more portfolios other than the Initial Portfolio[s] with respect to which it desires to retain the Adviser to render investment advisory and management services hereunder, it shall notify the

Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing whereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

3. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month, an investment management fee computed at an annual rate of

[See table on page  of proxy statement for each Fund's management fee.]

The fee as computed above shall be allocated as an expense of each Portfolio based upon the relative daily net assets of such Portfolios [see page of proxy statement for description of allocation among CEF Portfolios]. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Fund as provided in the prospectus of the Fund. The Adviser shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including compensation of the trustees (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of trust documents or otherwise. The Fund shall not pay or incur any obligation for any expenses for which the Fund intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

If expenses borne by the Fund for those Portfolios which the Adviser manages in any fiscal year [see page of proxy statement for description of expense limitations] The expense limitation guarantee shall be allocated to each such Portfolio upon a fee reduction or reimbursement based upon the relative average
daily net assets of each such Portfolio [See pages    of proxy statement for
description of allocation
among CEF Portfolios]. If for any month the expenses of the Fund properly chargeable to the income account shall exceed 1/12 of the percentage of average net assets allowable as expenses, the payment to the Adviser for that month shall be reduced and if necessary the Adviser shall make a refund payment to the Fund so that the total net expense will not exceed such percentage. As of the end of the Fund's fiscal year, however, the foregoing computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the percentage set forth in Section 3 hereof of the average net asset value as determined as described herein throughout the fiscal year, diminished to the extent necessary so that the total of the aforementioned expense items of the Fund shall not exceed the expense limitation. The aggregate of repayments, if any, by the Adviser to the Fund for the year shall be the amount necessary to limit the said net expense to said percentage in accordance with the foregoing.

The net asset value for each Portfolio shall be calculated in accordance with the provisions of the Fund's prospectus or at such other time or times as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a share of a Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

6. Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors,shareholders and agents of the Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

7. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. This Agreement shall become effective with respect to the Initial Portfolio[s] on the date hereof and shall remain in full force until
              , 199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Portfolio, but only as long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio.

This Agreement may be terminated with respect to any Portfolio at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

11. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

12. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

                                           [FUND]

                                           By:
                                               ---------------------------

                                           Title:
                                                  ------------------------

ATTEST:

- -------------------------------

Title:
      -------------------------

                                           KEMPER FINANCIAL SERVICES, INC.

                                           By:
                                               ---------------------------

                                           Title:
                                                  ------------------------

ATTEST:

- -------------------------------

Title:
      -------------------------

                                                                       EXHIBIT B

                                    FORM OF
                    ADMINISTRATION, SHAREHOLDER SERVICES AND
                             DISTRIBUTION AGREEMENT

AGREEMENT made this        day of          , 199 , by and between
                    , a Massachusetts business trust (the "Fund"), and KEMPER DISTRIBUTORS, INC., a Delaware corporation ("KDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints KDI to act as administrator, distributor and principal underwriter for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which KDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund.

KDI shall appoint various broker-dealers and other financial services firms ("Firms") to provide a cash management service for their clients through the Fund. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and services to potential and existing shareholders of the Fund and to assist the Fund's shareholder service agent in servicing accounts of the Firm's clients who own Fund shares ("clients"). Such services and assistance may include, but are not limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, automatic investment in Fund shares of client account cash balances, answering routine client inquiries regarding the Fund, assistance to clients in changing dividend options, account designations and addresses, and such other services as the Fund or KDI may reasonably request. KDI may also provide some of the above services for the Fund directly.

KDI accepts such appointment and agrees during the term hereof to render such services and to assume the obligations herein set forth for the compensation herein provided. KDI shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that KDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of KDI to the Fund under this Agreement are not to be deemed exclusive, and KDI shall be free to render similar services or other services to others.

In carrying out its duties and responsibilities hereunder, KDI will, pursuant to separate administration services and selling group agreements ("services agreements"), appoint various Firms to provide administrative, distribution and other services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by KDI and not the Fund. KDI and not the Fund will be responsible for the payment of compensation to such Firms for such services.

KDI will use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable Federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund. The price the Fund shall receive for all shares purchased from the Fund shall be the net asset value used in determining the public offering price applicable to the sale of such shares.

2. KDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement of the Fund under the Securities Act (and related prospectus), as KDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, KDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have services agreements.

Shares of the Fund offered for sale or sold by KDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus relating to the sale of such shares except as departure from such prices shall be permitted by the rules and regulations of the Securities and Exchange Commission; provided, however, that any public offering price for shares of the Fund shall be the net asset value per share. The net asset value per share of the Fund shall be determined in the manner and at the times set forth in the then current prospectus of the Fund relating to such shares.

KDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price of the Fund's shares, and neither KDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as KDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information which may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as KDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to KDI from time to time such information with respect to the Fund and its shares as KDI may reasonably request for use in connection with the sale of shares of the Fund.

5. KDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it as agent pursuant to this Agreement as may be required. At or prior to the time of issuance of shares, KDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as KDI may specify.

6. KDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. KDI will not make, or authorize any Firms or others to make, any short sales of shares of the Fund. KDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, KDI will in all respects conform to the requirements of all state and Federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by KDI or any employee, representative or agent of KDI. KDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given to KDI) which at the time in any way require, limit, restrict or prohibit or otherwise regulate any action on the part of KDI.

7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by KDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) and all taxes and fees payable to the Federal, state or other governmental agencies on account of the registration or qualification of securities issued by the Fund or otherwise. The Fund will also pay or cause to be paid expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. KDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with KDI) incident to the sale and distribution of the shares issued or sold hereunder including, without limiting the generality of the foregoing, all expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement, prospectus or report or other communication to shareholders in their capacity as such) and expenses of advertising in connection with such offering.

8. For the services and facilities described herein, the Fund will pay to KDI at the end of each calendar month an administration services fee computed at an annual rate of

[See table on page   of the proxy statement for each Fund's distribution fee.]

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The net asset value of each series of shares of the Fund ("Portfolio") shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

9. KDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid to the various Firms, the basis for any discretionary payments made to such Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

This Agreement shall become effective with respect to the Initial Portfolio on
the date hereof and shall continue until             , 199 and shall continue
from year to year thereafter with respect to each Portfolio, but only so long as such continuance is specifically approved for each Portfolio at least annually by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement.

This Agreement may not be amended to increase the amount to be paid to KDI for services hereunder without the vote of a majority of the outstanding voting securities of each Portfolio of the Fund. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

10. This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by KDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or (iii) a majority of the outstanding voting securities of a Portfolio.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of KDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. KDI will not use or distribute or authorize the use, distribution or dissemination by Firms or others in connection with the sale of the shares any statements, other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under Federal and state securities laws and regulations, and will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by KDI for recovery of that portion of the distribution services fees (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, KDI shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and KDI have caused this Agreement to be executed as of the day and year first above written.

                                           [FUND]

                                           By:
                                               --------------------------

                                           Title:
                                                  -----------------------

ATTEST:

- -----------------------------

Title:
       ----------------------

                                           KEMPER DISTRIBUTORS, INC.

                                           By:
                                               --------------------------

                                           Title:
                                                  -----------------------
ATTEST:

- -----------------------------

Title:
       ----------------------

                                                                       EXHIBIT C

                           FUNDS AND MANAGEMENT FEES

                                                  TOTAL NET ASSETS*   MANAGEMENT
                       FUND                           (MILLIONS)         FEE**
- --------------------------------------------------------------------  -----------
Kemper Technology Fund............................       $  786              A
Kemper Total Return Fund..........................        2,842              A
Kemper Growth Fund................................        2,269              A
Kemper Small Capitalization Equity Fund...........          655              F
Kemper Income and Capital Preservation Fund.......          548              B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund...................        3,634              C
  2. Kemper Intermediate Municipal Bond Fund......           13              B
Kemper Diversified Income Fund....................          768              A
Kemper High Yield Fund............................        3,517              A
Kemper U.S. Government Securities Fund............        4,889              C
Kemper International Fund.........................          369              D
Kemper International Bond Fund....................            7              D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income Fund.......        1,139              B
  2. Kemper New York Tax-Free Income Fund.........          329              B
  3. Kemper Florida Tax-Free Income Fund..........          123              B
  4. Kemper Texas Tax-Free Income Fund............           16              B
  5. Kemper Ohio Tax-Free Income Fund.............           31              B
  6. Kemper Michigan Tax-Free Income Fund.........            2              B
  7. Kemper New Jersey Tax-Free Income Fund.......            4              B
  8. Kemper Pennsylvania Tax-Free Income Fund.....            2              B
Kemper Portfolios
  1. Kemper Cash Reserves Fund....................          214              E
  2. Kemper U.S. Mortgage Fund....................        3,652              B
  3. Kemper Short-Intermediate Government Fund....          250              B
Kemper Adjustable Rate U.S. Government Fund.......          150              B
Kemper Blue Chip Fund.............................          155              A
Kemper Global Income Fund.........................          172              D
Kemper Money Market Fund..........................                           G
  1. Money Market Portfolio.......................        3,998
  2. Government Securities Portfolio..............          586
  3. Tax-Exempt Portfolio.........................          738
Cash Equivalent Fund
  1. Money Market Portfolio.......................        3,451              H
  2. Government Securities Portfolio..............        1,687              H
Cash Equivalent Fund
  1. Tax-Exempt Portfolio.........................        1,020              H
Tax-Exempt California Money Market Fund...........           94              H
Cash Account Trust................................                           H
  1. Money Market Portfolio.......................          397
  2. Government Securities Portfolio..............          150
  3. Tax-Exempt Portfolio.........................           70
Investors Cash Trust
  1. Government Securities Portfolio..............          197          0.15%

                                                  TOTAL NET ASSETS*   MANAGEMENT
                       FUND                           (MILLIONS)         FEE**
- --------------------------------------------------------------------  -----------
  2. Treasury Portfolio...........................           67          0.15%
Tax-Exempt New York Money Market Fund.............           15              H
Kemper High Income Trust..........................          200          0.85%
Kemper Intermediate Government Trust..............          278          0.80%
Kemper Municipal Income Trust.....................          672          0.55%
Kemper Multi-Market Income Trust..................          215          0.85%
Kemper Strategic Municipal Income Trust...........          126          0.60%
The Growth Fund of Spain, Inc. ...................          221          1.00%
Kemper Strategic Income Fund......................           45          0.85%
Kemper Investors Fund
  1. Money Market Portfolio.......................           65          0.50%
  2. Total Return Portfolio.......................          626          0.55%
  3. High Yield Portfolio.........................          265          0.60%
  4. Equity Portfolio.............................          336          0.60%
  5. Government Securities Portfolio..............           96          0.55%
  6. International Portfolio......................          125          0.75%
  7. Small Capitalization Equity Portfolio........           18          0.65%
Kemper Target Equity Fund
  1. Kemper Retirement Fund Series I..............          105          0.50%
  2. Kemper Retirement Fund Series II ............          172          0.50%
  3. Kemper Retirement Fund Series III ...........          123          0.50%
  4. Kemper Retirement Fund Series IV ............          151          0.50%
  5. Kemper Retirement Fund Series V..............          134          0.50%
  6. Kemper Retirement Fund Series VI.............            3          0.50%
  7. Kemper Worldwide 2004 Fund...................           30          0.60%
Sterling Funds
  1. Equity Fund..................................            0              I
  2. Total Return Fund............................            0              I
  3. U.S. Government Securities Fund..............            0              J
  4. Municipal Bond Fund..........................            0              J
  5. Government Money Market Fund.................            0              K
Amway Mutual Fund, Inc.***........................           63          0.45%

- ---------------
  * Total Net Assets, in millions, as of May 31, 1995.

 ** Scheduled annual management fees payable to KFS as a percentage of average daily net assets.

*** KFS serves as sub-adviser.

(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.

(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. KFS is currently waiving its management fee for Kemper Intermediate Municipal Bond Fund, Kemper

     Michigan Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund and Kemper Pennsylvania Tax-Free Income Fund.

(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.

(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.

(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index which may result in a total fee ranging from .35 of 1% to .95 of 1%.

(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on the identified series in the aggregate).

(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (on the identified series in the aggregate).

(I) .80% of the first $250 million; .79% of the next $750 million; .77% of the next $1.5 billion; .75% thereafter.

(J) .65% of the first $250 million; .64% of the next $750 million; .62% of the next $1.5 billion; .60% thereafter.

(K) .50% of the first $250 million; .49% of the next $750 million; .47% of the next $1.5 billion; .45% thereafter.

                                                                       EXHIBIT D

                               FEES AND EXPENSES

                                                           TECMF                       TNYMF
                                                          -------                     -------
                                      CEF                                 ICT
                        --------------------------------           -----------------
                           MMP         GSP        TEP                GSP       TP
                        ----------  ---------  ---------           --------  -------
Fiscal Year End........    7/31/94    7/31/94    7/31/94  9/30/94   3/31/95  3/31/95  3/31/95
Management Fees Paid to
  KFS.................. $5,895,000  3,535,000  2,659,000  247,000   207,000   57,000  26,000
Effective Management
  Fee Rate.............       .17%        .17        .20      .22       .15      .15     .22
Waived Management Fees
  and Expenses Absorbed
  by KFS............... $      N/A        N/A        N/A      N/A  (117,000) (53,000) (41,000)
Custodian, Transfer
  Agent Fees Paid by
  Fund to IFTC......... $7,682,000  3,484,000  1,005,000   73,000    13,000    4,000  16,000
Shareholder Service
  Fees Paid by IFTC
  to KSVC.............. $7,408,000  3,317,000    903,000   62,000     1,000    1,000  14,000
Administrative Services
  Fees Paid by Fund to
  KFS or KDI........... $      N/A        N/A        N/A      N/A   138,000   38,000     N/A
Effective
  Administrative
  Service Fee Rate.....        N/A        N/A        N/A      N/A       .10      .10     N/A

   Thank you for mailing your ballot promptly! We appreciate your continuing support and look forward to serving your future investment needs.

                              CASH EQUIVALENT FUND
                             Money Market Portfolio
                        Government Securities Portfolio
                              Tax-Exempt Portfolio

                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                              INVESTORS CASH TRUST
                        Government Securities Portfolio
                               Treasury Portfolio

                     TAX-EXEMPT NEW YORK MONEY MARKET FUND

                                                                                             For   Withhold      For All
[FUND NAME]                              1.   To elect the following as trustees:            All      All        Except
[ACCOUNT NUMBER]                                                                         / /     / /       / /
[SHARE COUNT]                                 01) David N. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway, 04)
                                              Robert B. Hoffman, 05) Donald R. Jones, 06) David B. Mathis, 07) Shirley
                                              D. Peterson, 08) Stephen B. Timbers, 09) William P. Sommers

                                              --------------------------------------------------------------------------
[ADDRESSEE AND ADDRESS]                       To withhold authority to vote on any individual nominees, print the number(s) on the line above.

                                         2.   Ratify or reject the selection of          For   Against   Abstain
                                                                                         / /     / /       / /
                                              Ernst & Young LLP as the Fund's
                                              independent auditors for the current
                                              fiscal year.

                                          3.  Approve or disapprove a new investment     / /     / /       / /
                                              management agreement Kemper Financial
                                              Services, Inc. or its successor on
                                              the same terms as the current agreement.

                                          4.  For CEF, TECMF and TNYNF only, approve     / /     / /       / /
                                              or disapprove a new Rule 12b-1 distribution
                                              plan on the same terms as the current
                                              plan.

                                              Signature(s) (All registered owners of accounts shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
- -------------------------------------------------------------------------------
Signature                                                           Date

X
- -------------------------------------------------------------------------------
Signature                                                           Date


PLEASE VOTE TODAY!

PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Stephen B. Timbers and Donald L. Dunaway, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 19, 1995, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.

The proxy is solicited by the Board of the Fund which recommends a vote "FOR" all matters.